Exhibit 99.1

CERNER ANNOUNCES AGREEMENT TO ACQUIRE HEALTH DIVISION OF KANTAR

Combination to create leading data insights and clinical research platform

Industry leading expertise and de-identified real-world data to advance clinical research development

KANSAS CITY, Mo. - Dec. 16, 2020 - Cerner Corporation (NASDAQ: CERN) a global health care technology company, today announced an agreement to acquire Kantar Health, a division of Kantar Group, for $375 million in cash, subject to adjustment. Kantar Health is a leading data, analytics and real-world evidence and commercial research consultancy serving the life science industry. With this acquisition, Cerner plans to harness data to improve the safety, efficiency and efficacy of clinical research across life sciences, pharmaceuticals and health care at large. This acquisition is expected to allow Cerner's Learning Health NetworkSM client consortium to more directly engage with life sciences for funded research studies.

"Cerner launched the Learning Health Network with our provider clients to advance a shared vision: treat global diseases more effectively through an acceleration of clinical research," said Donald Trigg, president, Cerner. "Kantar Health has incredible health economics and medical affairs expertise, differentiated real-world data assets and strong relationships with the world's leading life science companies. It offers us an amazing opportunity to drive cross-industry collaboration that can change health outcomes around the world."

With a mission of revolutionizing clinical research, the Cerner Learning Health Network offers health systems complimentary access to a network of bi-directional, de-identified data resources. This access helps advance research efforts and provides opportunities to generate revenue with funded research studies from life science companies. Kantar Health's proprietary syndicated data products including CancerMPact®, Claritis, National Health & Wellness Survey and its broader oncology, rare disease and multi-therapeutic expertise are used today by all of the top 20 life science companies to further their real-world evidence, commercial and clinical research efforts.

The combination of Cerner and Kantar Health is expected to enable a two-sided collaboration between providers and the pharmaceutical industry, where researchers can generate insights and use differentiated real-world data assets and expertise to address the most complex clinical research questions.

"At Kantar Health we're proud of our heritage and reputation as consultants to the world's leading life sciences manufacturers. We are excited about this next chapter, where our real-world evidence and commercial data assets will be powered by Cerner," said Lynnette Cooke, CEO, Kantar Health. "There is a strong cultural fit between the two organizations, grounded by our shared vision to increase access and affordability for patients around the world. We expect the combination of our expertise and assets with Cerner's technology and unique insights into patients will enable a step-change in the way healthcare is developed and delivered, resulting in improved patient outcomes."

The acquisition is anticipated to close in the first half of 2021, subject to regulatory approval, employee consultations and other conditions, and is not expected to have a material impact on Cerner's earnings in 2021.

Harris Williams acted as exclusive financial advisor; Weil, Gotshal & Manges LLP acted as legal advisor; and EY acted as accounting, tax, operational, technology and separation advisors to Kantar Health.

Latham & Watkins LLP acted as legal advisor; EY provided financial, tax and HR due diligence; and its EY-Parthenon consulting practice acted as strategic, commercial and operational advisors to Cerner.

About Cerner
Cerner's health technologies connect people and information systems at thousands of contracted provider facilities worldwide dedicated to creating smarter and better care for individuals and communities. Recognized globally for innovation, Cerner assists clinicians in making care decisions and assists organizations in managing the health of their populations. The company also offers an integrated clinical and financial system to help manage day-to-day revenue functions, as well as a wide range of services to support clinical, financial and operational needs, focused on people. For more information, visit Cerner.com, The Cerner Blog or connect on Facebook, Instagram, LinkedIn, Twitter or The Cerner Podcast. Nasdaq: CERN. Health care is too important to stay the same.

About Kantar
Kantar is the world's leading evidence-based insights and consulting company. We have a complete, unique and rounded understanding of how people think, feel and act; globally and locally in over 90 markets. By combining the deep expertise of our people, our data resources and benchmarks, our innovative analytics and technology, we help our clients understand people and inspire growth.

Contacts:
Cerner Investor Contact: Allan Kells, (816) 201-2445, akells@cerner.com
Cerner Media Contact: Stephanie Greenwood, stephanie.greenwood@cerner.com
Kantar Media Contact: Ed Gemmell, ed.gemmell@Kantar.com

All statements in this press release that do not directly and exclusively relate to historical facts constitute forward-looking statements. These forward-looking statements are based on the current beliefs, expectations and assumptions of Cerner's management with respect to future events and are subject to a number of significant risks and uncertainties. It is important to note that Cerner's performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. The words "expected", "expect", "plans", "anticipated", "opportunity", "opportunities", or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. For example, our forward-looking statements include statements regarding the future benefits or synergies of the transaction and closing the transaction in the anticipated timeframe or at all. Factors that could cause or contribute to such differences include, but are not limited to: risks inherent with business acquisitions and integrations, such as difficulties and operational and financial risks associated with integrating Cerner and the acquired business generally and during the COVID-19 pandemic; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement in part or in full; the risk that the necessary regulatory, foreign direct investment, or merger control approvals may not be obtained in a timely manner or may be obtained subject to conditions that are not anticipated; the risk of uncertainty as to timing of the consummation of the acquisition; risks that any of the closing conditions to the proposed transaction may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the synergies, market opportunities and other benefits expected from the proposed transaction; risk that the assets and business acquired may not continue to be commercially successful; the effect of the announcement of the proposed transaction and the transaction itself on the ability of Cerner and Kantar Health to retain customers and key personnel and to maintain relationships with key suppliers of the acquired business; unexpected costs, charges or expenses resulting from the transaction; litigation or claims relating to the transaction or the acquired assets and business; and the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect the business to be acquired and the assumptions management has used in its evaluation of the transaction. Additional discussion of these and other risks, uncertainties and factors affecting Cerner's business is contained in Cerner's filings with the Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Except as required by law, Cerner undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in our business, results of operations or financial condition over time.